SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant |X|
  Filed by a Party other than the Registrant  |_|
  Check the appropriate box:

  |X|  Preliminary Proxy Statement        |_| Confidential, For Use of the
  |_|  Definitive Proxy Statement             Commission Only (as permitted by
  |_|  Definitive Additional Materials        Rule 14a-6(e)(2))
  |_|  Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                         Cyber Mark International Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
|X| No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials:
     ---------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     ---------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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*    Set forth the amount on which the filing fee is calculated and state how it was determined.

                           Preliminary Proxy Materials

                         CYBER MARK INTERNATIONAL CORP.

                             359 Enford Road, Unit 1
                      Richmond Hill, Ontario Canada L4C 3G2

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 14, 2000

                   ------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cyber Mark International Corp. ("Company") will be held at 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada on July 14, 2000 at 10:00 a.m. local time, for the following purposes:

     1. To elect one director to hold office until the Annual Meeting of Shareholders in 2001 and until his successor has been duly elected and qualified;

     2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock; and

     3. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

     The transfer books will not be closed for the Annual Meeting. Only shareholders of record at the close of business on June 22, 2000 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                       By Order of the Board of Directors


                                       Samuel Singal
                                       President

Richmond Hill, Ontario
June 26, 2000

                         CYBER MARK INTERNATIONAL CORP.

                                  -------------

                                 PROXY STATEMENT

                                  -------------

                               GENERAL INFORMATION

     This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Cyber Mark International Corp. ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. local time, on Friday, July 14, 2000 and any adjournment or adjournments thereof ("Annual Meeting"). The Annual Meeting will be held at 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada. The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

     The Company's executive offices are located at 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada L4C 3G2. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about June 26, 2000.

Record Date; Voting Securities

     The Board of Directors has fixed the close of business on June 22, 2000 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any and all adjournments thereof. As of June 22, 2000, the Company had issued and outstanding 6,104,300 shares of Common Stock, par value $.0001 per share ("Common Stock"), the Company's only class of voting securities outstanding. Each shareholder of the Company will be entitled to one vote for each share of Common Stock registered in his or her name on the record date.

Solicitation, Voting and Revocation of Proxies

     Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominee as the director of the Company listed below under the caption Proposal I, "FOR" the proposal to amend to Company's Articles of Incorporation to increase the number of authorized shares of capital stock as described below under Proposal II, and, in the discretion of the proxies named in the proxy with respect to any other matters properly brought before the meeting and any adjournments of the meeting. Any proxy may be revoked by written notice received by the President of the Company at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the Annual Meeting and voting in person. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

     The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either shareholder withholding or broker non-vote) will not be considered shares present and entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

     Directors are elected by a plurality of the votes cast at the meeting. "Plurality" means that the nominees who receive the highest number of votes will be elected as the directors of the Company. Consequently, any shares not voted "FOR" a particular nominee (because of either shareholder withholding or broker non-vote), will not be counted in such nominee's favor.

     The approval of the amendment to the Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Because this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock, abstentions on this matter (which are considered present and entitled to vote on the matters) and shares of Common Stock considered present, but not entitled to vote on this matter (because of a broker non-vote), will have the same effect as a vote against the proposal.

     All other matters that may be brought before the shareholders must be approved by the affirmative vote of a majority of the votes cast at the meeting. Abstentions from voting are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote (because of either shareholder withholding or broker non-vote) are not deemed "votes cast" with respect to such proposal and therefore will have no effect on such vote.

Annual Report

     The Company's Annual Report on Form 10-KSB to Shareholders for the fiscal year ended December 31, 1999, as amended, which contains audited financial statements, is being mailed with this Proxy Statement on or about June 26, 2000, to all persons who were shareholders of record as of the close of business on June 22, 2000.

     The Company will provide to each person solicited by the Company, without charge, a copy of the Annual Report on Form 10-KSB, as amended (excluding exhibits), for the fiscal year ended December 31, 1999 upon written request sent to The President, Cyber Mark International Corp., 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada L4C 3G2. Exhibits to the Annual Report may be obtained on payment of a fee of $.25 per page, plus $5.00 postage and handling charge, if request in writing as provided immediately above.

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as of June 22, 2000 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer whose compensation exceeded $100,000 in 1999, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons).

                                       Amount and Nature            Percent
Name of Beneficial Owner            of Beneficial Ownership         of Class1
------------------------            -----------------------         ---------
Samuel Singal(2)                         4,130,000                    67.7%
Chancery Corporate Services(3)           1,000,000(3)                 16.4%
All directors and executive              4,703,000(4)                 73.4%
officers as a group (3 persons)

----------------------------
* less than .1%

(1) Percentage includes all outstanding shares of Common Stock plus, for each person or group, any shares of Common Stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(2) The person's address is 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada L4C 3G2.

(3) The address for Chancery Corporate Services is Nassau, Bahamas. This entity is the corporate trustee with full voting and dispositive authority for the trusts which own Tinto Inc. and Dungavel Inc. Each of Tinto Inc. and Dungavel Inc. own 500,000 shares of Common Stock.

(4) Includes 300,000 shares currently exercisable under employee stock options and excludes 100,000 shares of Common Stock under options which vest in the future.

                        PROPOSAL I: ELECTION OF DIRECTOR

     The person listed below have been designated by the Board of Directors as the candidate for election as director to serve until the next annual meeting of shareholders or until his respective successor has been elected and qualified. Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted "FOR" the election of this candidate. In case any of this nominee become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

Name                  Age   Director Since   Position
----                  ---   --------------   --------

Samuel Singal         51        1998         Chairman of the Board and Chief
                                             Operating Officer and Director


     Samuel Singal founded the Company's principal subsidiary, CM300 in 1996 and the Company in 1998 as a holding company. Mr. Singal has been the Chairman and Chief Operating Officer of the Company since 1998 and the President of CM300 since 1996. From 1994 until 1996, Mr. Singal was employed at Cybermind Systems, where he held the position of President.

Board Meetings and Committees

     During the fiscal year ended December 31, 1999, the Board of Directors acted by unanimous consent one time. Members of the Board of Directors generally are elected annually by the shareholders of the Company and may be removed as provided in the General Corporation Law of the State of Delaware and the Company's Articles of Incorporation.

Compensation of Outside Directors

     Directors who are employees of the Company receive no cash compensation for serving on the board of directors other than reimbursement of reasonable expenses incurred in attending meetings. There are no outside directors of the Company, and the Company does not have any policy on compensation of outside directors at this time.

Executive Compensation

     The Company currently does not pay any salaries to Mr. Singal or Mr. Byck as the Treasurer of the Company. The Company pays a monthly salary of $1,280 to Ms. Runge, the Secretary of the Company. None of the executive officers is employed under a written contract of employment.

     The Company cannot determine, without unreasonable effort or expense, the specific amount of certain personal benefits afforded to its employees, or the extent to which benefits are personal rather than for business. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to each individual named above, the lesser of $50,000 or 10% of the compensation reported above for such individual, or, in the case of a group, the lesser of 50,000 for each individual in the group, or 10% of the compensation reported above for the group, and that such information set forth above is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

1998 Stock Option Plan

     We have a Performance Equity Plan which was adopted in 1998 and provides for the issuance of stock- based awards for up to 260,000 shares of common stock. The awards under this plan may be granted separately or together with other awards. The awards include incentive and non-incentive stock options, stock bonuses and cash payment awards. Incentive stock options may only be granted to persons who are our employees. Other forms of awards may be granted to consultants, directors, employees and officers of the Company. We have not granted any options under this plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and ten percent shareholders are charged by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1999, the filing requirements applicable to its executive officers, directors and ten percent shareholders were not fulfilled or not fulfilled on a timely basis.

                      PROPOSAL II: TO APPROVE THE AMENDMENT
             TO THE ARTICLES OF INCORPORATION TO CHANGE THE CAPITAL

     The Company is currently authorized by its Articles of Incorporation to issue 10,000,000 shares of Common Stock and 500,000 shares of Preferred Stock. As of the record date,6,104,300 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding. In addition, the Company was obligated to reserve approximately 260,000 shares of Common Stock for issuance under the 1998 Performance Equity Plan and 400,000 shares of Common Stock under other outstanding options and warrants. In addition the Company will have to reserve additional shares of Common Stock for proposed financings that are being considered by the Company. Based on the number of shares of Common Stock outstanding as of the record date, the need to reserve shares of Common Stock as set forth above and the current Articles of Incorporation limit of 10,000,000 shares of Common Stock, the Board of Directors does not believe there is an adequate number of authorized shares of Common Stock under the Articles of Incorporation for management to be able to meet current obligations of the Company and to plan for the future growth and development of the Company. In addition, the Board of Directors does not believe there is an adequate number of authorized shares of Preferred Stock under the Articles of Incorporation for management to be able to effectively grow the Company and capitalize its operations. Accordingly, the Board of Directors proposes to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock by an additional 65,000,000 shares of Common Stock to 75,000,000 shares of Common Stock and to increase the authorized number of shares of Preferred Stock by an additional 2,500,000 shares of Preferred Stock to 3,000,000 shares of Preferred Stock.

     The Board of Directors believes approval of the amendment to the Articles of Incorporation to increase the capital is in the best interest of the Company and its stockholders. The authorization of additional shares of Common Stock will enable the Company to meet its obligations under the various employee benefit plans, employment arrangements and outstanding options and warrants and issue options, awards and warrants in the future. In addition, the proposed amendment will give the Board of Directors flexibility to authorize the issuance of shares of Common Stock and Preferred Stock in the future for financing the Company's business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

     Approval of the proposal will permit the Board of Directors to issue additional shares of Common Stock and Preferred Stock without further approval of the stockholders of the Company; and the Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Although the Company from time to time reviews various transactions that could result in the issuance of Common Stock or Preferred Stock, the Company is not a party to any agreement to issue additional shares of its capital stock, except as may be required in connection with the exercise of existing outstanding options and warrants or upon a proposed financing that will require the Company to issue shares of Common Stock on conversion of certain notes and on exercise of certain warrants, or in connection with options and other stock based awards which may be issued under the Company's 1998 Performance Equity Plan or under any other plan or arrangement the Board of Directors may hereafter approve.

     Other than limited provisions in the Company's by-laws, the Company does not have in place provisions which may have an anti-takeover effect. At this Annual Meeting, the shareholders are being asked to consider and approve a proposal to increase the number of authorized shares of Common Stock and Preferred Stock. This proposal has not resulted from the Company's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek Board representation.

     The issuance of additional shares of Common Stock and Preferred Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company's capital stock. It may also adversely affect the market price of the Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price may increase.

     The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the Company. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of Common Stock of the Company voted in an election of directors can elect the directors of the Company. The holders of Common Stock are entitled to receive dividends when, as, and if declared by the Board of Directors out of funds legally available therefor. The Company never has paid dividends on its shares of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

     The affirmative vote of a majority of the outstanding Common Shares is required to approve the amendment to the Articles of Incorporation.

     If the proposal to amend the Articles of Incorporation is approved, the fourth article of the Articles of Incorporation will be amended promptly after the meeting to increase the number of shares of Common Stock the Company is authorized to issue to 75,000,000 and increase the number of shares of Preferred Stock the Company is authorized to issue to 3,000,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE  "FOR" THE APPROVAL
OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE CAPITAL

                             INDEPENDENT ACCOUNTANTS

     The Company currently has selected Citrin Cooperman & Company, LLP as its independent accountants for the year ending December 31, 2000. A representative of Citrin Cooperman & Company LLP is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

                             SOLICITATION OF PROXIES

     The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

                              SHAREHOLDER PROPOSALS

Shareholder Proposals and Nominations

     Proposals of shareholders intended to be presented at the annual meeting to be held in 2001 must be received at the Company's offices by February 22, 2001 for inclusion in the proxy materials relating to that meeting.

     The Company has provisions in its certificate of incorporation intended to promote the efficient functioning of its shareholder meetings. Some of the provisions describe the Company's right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to the Company of shareholder proposals or director nominations for shareholder meetings.

     Under the certificate of incorporation, shareholders must provide the Company with at least 70 days notice of business the shareholder proposes for consideration at the meeting and persons the shareholder intends to nominate for election as directors at the meeting. This notice must be received for the annual meeting in the year 2001 on April 13, 2001. Shareholder proposals must include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and disclosure of that shareholder's number of shares of Common Stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or proxy at the shareholder meeting and material interest, if any, in the matter being proposed. Shareholder nominations for persons to be elected as directors must include the name and address of the shareholder making the nomination, a representation that the shareholder owns shares of Common Stock entitled to vote at the shareholder meeting, a description of all arrangements between the shareholder and each nominee and any other persons relating to the nomination, the information about the nominees required by the Exchange Act of 1934 and a consent to nomination of the person nominated.

     Shareholder proposals or nominations should be addressed to The Secretary, Cyber Mark International Corp., 359 Enford Road, Unit 1, Richmond Hill, Ontario, Canada L4C 3G2.

Discretionary Voting of Proxies on Other Matters

     The Company does not now intend to bring before the Annual Meeting any matters other than those specified in the notice of the Annual Meeting, and it does not know of any business which persons other than the Board of Directors intend to present at the Annual Meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       Samuel Singal
                                       President

Richmond Hill, Ontario
June 26, 2000

                           PRELIMINARY PROXY MATERIALS

                     CYBER MARK INTERNATIONAL CORP. - PROXY
                       Solicited By The Board Of Directors
                 for Annual Meeting To Be Held on July 14, 2000,

          The undersigned Shareholder(s) of Cyber Mark International Corp., a Delaware corporation ("Company"), hereby appoints Samuel Singal and Joseph Byck, or either of them, with full power of substitution and to act without
P the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 14, 2000 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.
R
      1. Election of the following Directors:

O     FOR all nominees listed below except       WITHHOLD AUTHORITY to vote for
      as marked to the contrary below   |_|      all nominees listed below|_|

X                                  Samuel Singal

     INSTRUCTIONS:  To withhold authority to vote for any individual nominee,
Y                   write that nominee's name in the space below.

                    -----------------------------------------------------

     2. Approve the Amendment to the Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company.

          FOR  |_|               AGAINST |_|               ABSTAIN  |_|

     3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

          FOR  |_|               AGAINST |_|               ABSTAIN  |_|

     |_|  I plan on attending the Annual Meeting.

                                               Date: ___________________, 2000



                                               ------------------------------
                                               Signature

                                               ------------------------------
                                               Signature if held jointly

                                     Please sign exactly as name appears above.
                                     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.